Dated     day of           1999





                       SPLENDOUR CHIEF DEVELOPMENT LIMITED



                                       and



                            WORKABLE COMPANY LIMITED




                  *********************************************

                                TENANCY AGREEMENT

                                       of

                  All Those Workshops 1 & 2 on 17th Floor, Workshops 1 & 2 on 14th Floor, Workshop 1 on 2nd Floor & The Flat Roof and Private Car Park No. 18 on Upper Ground Floor, Tak King Industrial Building, No.27, Lee Chung Street, Chaiwan, Hong Kong


                  *********************************************

                      REGISTERED  at the Land Registry
                  by Memorial No.
                  on




                                             p. Land Registrar.






                               SO KEUNG YIP & SIN
                                   Solicitors
                                   17th Floor,
                        Standard Chartered Bank Building
                            4 Des Voeux Road Central,
                                    Hong Kong

                              AGREEMENT


                              AN AGREEMENT  made this       day of
                              One thousand nine hundred and ninety-nine

Parties                       BETWEEN  the  person or  company  detailed  as the
                              Landlord in Part I of the Schedule hereto (hereinafter called "the Landlord") of the one part and the person or company detailed as the
                              Tenant in Part I of the Schedule hereto (hereinafter called "the Tenant") of the other part.


                              W H E R E B Y :-

Premises The Landlord shall let and the Tenant shall take ALL THOSE the premises (hereinafter referred to as "the Premises") forming part of all that building (hereinafter referred to as "the Building") and more particularly described and set out in Part II of the Schedule attached hereto Together with the use in common with the Landlord and all others having the like right of the entrances staircases landings passages and toilets in the Building in so far as the same are necessary for the proper use and enjoyment of the Premises and except in so far as the Landlord may from time to time restrict such use (without unreasonably interfering with the use, occupation or enjoyment of the Premises by the Tenant) And together with the right in common with others having the like right to use
Term the lift service in the building (whenever the same shall be operating) for the term set forth in
Rent Part III of the Schedule hereto YIELDING AND PAYING therefor throughout the said term (but subject to Clause 10 of Section X hereof) the rent as are set out in Part IV of the Schedule hereto which sums shall be payable exclusive of rates and management fees in advance without any deductions on the first day of each calendar month the first and last of such payments to be apportioned according to the number of days in the month included in the said term.

User Subject as hereinafter mentioned and unless otherwise agreed by the parties hereto, the Tenant agrees to use the Premises for industrial and ancillary offices and warehouse purposes only and for no other purpose whatsoever.


II

                            RENT AND OTHER CHARGES

                            The Tenant agrees with the Landlord as follows:-

                            1. To pay on the days and in the manner herein provided :-

Rent                        (a)    the said rent;

Air-                        (b)    the air-conditioning charges (if any);
Conditioning
Charges

Maintenance                 (c)    the cleaning charges (if any);
Charges

Cleaning                    (d)    the  management  fees payable by the owner or
Charges                            occupier  of the  Premises  pursuant to or by
Management                         virtue  of the  Deed of  Mutual  Covenant  or
Fees                               Management Agreement relating to the building
                                   (if any).

Rates                       2.     To  pay  and   discharge   all  rates   taxes
                                   assessments  duties  impositions  charges and
                                   outgoings  whatsoever  now or hereafter to be
                                   imposed or levied on the Premises or upon the
                                   owner or occupier  in respect  thereof by the
                                   Government   of   The   Hong   Kong   Special
                                   Administrative   Region   or   other   lawful
                                   authority  (Government Rent, Property Tax and
                                   outgoings  of  a  capital  or   non-recurring
                                   nature  excepted).  Without  prejudice to the
                                   generality of this subclause the Tenant shall
                                   pay all rates  imposed on the Premises in the
                                   first place to the  Landlord who shall settle
                                   the same with the Government of The Hong Kong
                                   Special  Administrative  Region  and  in  the
                                   event of the  Premises  not yet  having  been
                                   assessed to rates the Tenant shall pay to the
                                   Landlord a sum equal to the rates which would
                                   be charged by the Government of The Hong Kong
                                   Special Administrative Region on the basis of
                                   a rateable value equal to twelve months' rent
                                   payable  by  the  Tenant  on  account  of the
                                   Tenant's  liability under this Clause subject
                                   to   adjustment   when  the   assessment   is
                                   available.

Utilities                   3.     To pay and discharge all deposits and charges
                                   in respect of gas water deposits
                                   electricity air  conditioning  and telephone
                                   as may  be  shown  by or  operated  from  the
                                   Tenant's  own metered supplies or by accounts
                                   rendered  to  the  Tenant in  respect  of all
                                   such   utilities   consumed  on   or  in  the
                                   Premises.


III

                            TENANT'S OBLIGATIONS

Compliance                  1.     To  obey  observe  and  comply  with  and  to
with Ordinances                    indemnify the Landlord  against the breach of
                                   all ordinances,  regulations, bye-laws, rules
                                   and requirements of any Governmental or other
                                   competent  authority  relating to the use and
                                   occupation  of the Premises or any other act,
                                   deed,   matter  or  thing  done,   permitted,
                                   suffered or omitted therein or thereon by the Tenant of any employee, agent or licensee of the Tenant and without prejudice to the foregoing to obtain any approval licence or permit required by any Governmental or other competent authority in connection with the Tenant's use and occupation of the Premises and to indemnify the Landlord against the consequences of a breach of this provision.

Fitting Out                 2.     To fit out the  interior  of the  Premises in
                                   accordance with such plans and specifications
                                   as shall  have been  first  submitted  to and
                                   approved  by the  Landlord  in writing  (such
                                   approval shall not be  unreasonably  withheld
                                   or delayed) in a good and proper  workmanlike
                                   fashion  and  safety and so to  maintain  the
                                   same   throughout   the  said  term  in  good
                                   condition and repair to the satisfaction of the Landlord (fair wear and tear inherent or latent defects excepted).

Good Repair                 3.     To keep  all  the  interior  of the  Premises
of Interior                        including  the flooring  interior  plaster or
                                   other finishing material or rendering to the walls floors and ceilings and the Landlord's fixtures and fittings therein including all doors windows electrical installations and wiring light fittings suspended ceilings fire fighting apparatus and ducting in good clean tenantable substantial and proper repair and condition (fair wear and tear inherent or latent defects excepted) so as to maintain the same at the expense of the Tenant, and to deliver up the same to the Landlord at the expiration or sooner determination of the said term in like condition.

Replacement                 4.     To pay to or reimburse  the Landlord the cost
of Windows                         of  replacing  all broken or damaged  windows
                                   whether  the same be broken or damaged by the
                                   negligence   of  the   Tenant   or  owing  to
                                   circumstances   beyond  the  control  of  the
                                   Tenant.

Repair of                   5.     To repair or  replace if so  required  by the
Electrical                         appropriate  company  or  authority  by  duly
Installations                      authorised contractor statutory undertaker or
                                   authority  as the case may be under the terms
                                   of the  Electricity  Supply  Ordinance or any
                                   statutory    modification   or   re-enactment
                                   thereof   or  any   Orders  in   Council   or
                                   regulations    made    thereunder   all   the
                                   electrical wiring installations and fittings within the Premises and the wiring from the Tenant's meter or meters to and within the same.

Good Repair                 6.     At the expense of the Tenant to maintain  all
to Toilets and                     toilets  and water  apparatus  as are located
Water Apparatus                    within the  Premises  (or  elsewhere  if used
                                   exclusively   by  the  Tenant  its  employees
                                   invitees  and  licensees)  in good  clean and
                                   tenantable  state  and in proper  repair  and
                                   condition  (fair wear and tear  inherent  and
                                   latent defects  excepted) at all times during
                                   the  said  term  to the  satisfaction  of the
                                   Landlord   and   in   accordance   with   the
                                   Regulations  of the  Public  Health  or other
                                   Government Authority concerned.

Cleaning of                 7.     To  pay  on  demand  to  the   Landlord   the
Drains                             reasonable  cost  incurred by the Landlord in
                                   cleaning and clearing any of the drains choked or stopped up owing to the improper or careless use by the Tenant or its employees invitees or licensees.

Indemnify                   8.     To be wholly  responsible  for any  damage to
against Loss/                      the  Premises or any damage or injury  caused
Damage from                        to any person whomsoever directly through the
Interior Defects                   defective or damaged condition of any part of
                                   the  interior  of the  Premises or in any way
                                   owing to the  spread  of fire or smoke or the
                                   overflow  of water from the  Premises  or any
                                   part  thereof or
                                   through  the act  default  or  neglect of the
                                   Tenant  its  servants  agents   licensees  or
                                   contractors  and to  make  good  the  same by
                                   payment or  otherwise  and to  indemnify  the
                                   Landlord  against all reasonable costs claims
                                   demands   actions   and   legal   proceedings
                                   whatsoever  made  upon  the  Landlord  by any
                                   person in respect of any such loss  damage or
                                   injury and all costs and expenses  incidental
                                   thereto,  and to  effect  adequate  insurance
                                   cover  in   respect  of  such  risks  with  a
                                   reputable   company.   The   policy  of  such
                                   insurance  shall  be  endorsed  to  show  the
                                   Landlord as registered  owner of the Building
                                   or the  Premises  (as  the  case  may be) and
                                   shall be in such amount as may be required by
                                   the Landlord and in the  reasonable  opinions
                                   of the  Landlord to be  sufficiently  covered
                                   all  the  risks  mentioned  above  and  shall
                                   contain  a  clause  to the  effect  that  the
                                   insurance  cover  thereby  effected  and  the
                                   terms  and  conditions  thereof  shall not be
                                   cancelled  modified or restricted without the
                                   prior consent of the Landlord  (which consent
                                   shall  not  be   unreasonably   withheld   or
                                   delayed).    The   Tenant   hereby    further
                                   undertakes  to produce to the Landlord as and
                                   when  required by the Landlord on  reasonable
                                   prior written notice such policy of insurance
                                   together  with a receipt for the last payment
                                   of  premium  and  a   certificate   from  the
                                   insurance  company  that the  policy is fully
                                   paid  up  and  in  all  respects   valid  and
                                   subsisting.

Protection                  9.     To take all reasonable precautions to protect
from typhoon                       the  interior of the  Premises  from storm or
                                   typhoon damage.

To permit                   10.    To permit  the  Landlord  its  agents and all
Landlord to                        persons  authorised  by it  with  or  without
enter and view                     workmen   or  others   and  with  or  without
                                   appliances at all reasonable times upon prior
                                   appointment  to enter  upon the  Premises  to
                                   view  the  condition   thereof  and  to  take
                                   inventories  of  the  fixtures  and  fittings
                                   therein  and to carry  out any work or repair
                                   required  to be  done  provided  that  in the
                                   event  of  an  emergency   the  Landlord  its
                                   servants or agents may enter without notice and forcibly if need be.

To execute                  11.    To make good all  defects and wants of repair
repair on receipt                  to the  Premises  for which the
of notice                          Tenant may be liable within the period of one
                                   month from the receipt of written notice from the Landlord to amend and make good the same, and if the Tenant shall fail to execute such works or repairs as aforementioned to permit the Landlord on reasonable prior written notice to enter upon the Premises and execute the same and in such case the reasonable cost thereof shall be a debt due from the Tenant to the Landlord and be recoverable forthwith by action.

Inform                      12.    To give  notice to the  Landlord or its agent
Landlord of                        of any  damage  that may be  suffered  to the
Damage                             Premises and of accident to or defects in the
                                   water  and gas  pipes  electrical  wiring  or
                                   fittings,   fixtures   or  other   facilities
                                   provided by the Landlord.

Refuse and                  13.    To be  responsible  for the removal of refuse
Garbage Removal                    and  garbage   from  the   Premises  to  such
                                   location  as  shall  be   specified   by  the
                                   Landlord from time to time and to use only that type of refuse container as is specified by the Landlord from time to time. In the event of the Landlord providing a collection service for refuse and garbage the same shall be used by the Tenant to the exclusion of any other similar service and the use of such service provided by the Landlord shall be at the sole cost of the Tenant.

Installation                14.    The Tenant  shall  make its own  arrangements
of Telephone                       with the  public  telephone  company  in Hong
Cables                             Kong  with  regard  to  the  installation  of
                                   telephones   in   the   Premises,   but   the
                                   installation of telephone lines outside the Premises must be in accordance with the Landlord's reasonable directions.

Government                  15.    To be bound by and to be observe  and perform
Lease and Deed of                  all the  terms  conditions  stipulations  and
Mutual Covenant                    covenants contained Government Lease and Deed
                                   of Mutual Covenant of the Building.

Contractors                 16.    To be liable for any act  default  negligence
Employees                          or  omission  of  the  Tenant's  contractors,
Invitees and                       employees invitees or licensees as if it were
Licensees                          the act default negligence or omission of the
                                   Tenant and to indemnify the Landlord  against
                                   all  costs   claims   demands   expenses   or
                                   liability
                                   to any third party  in  connection therewith.

Yield up                    17.    To yield up the  Premises  with all  fixtures
Premises                           fittings and additions therein and thereto at
and Handover                       the expiration or sooner determination of the
                                   Term in good  clean  substantial  and  proper
                                   repair  and  condition  (fair  wear  and tear
                                   inherent  and latent  defects  excepted)  AND
                                   thereupon  to  surrender  to the Landlord all
                                   keys leading to all parts of the Premises and
                                   if required by the  Landlord to remove at the
                                   Tenant's  expense  all  fixtures,   fittings,
                                   additions,  partitions, floor coverings, wall
                                   finishes,    false    ceilings,    electrical
                                   installations  and  wirings,  erections,  and
                                   alterations  made or installed upon or in the
                                   Premises  whether  by  the  Tenant  or  by  a
                                   previous  occupier of the  Premises and taken
                                   over by the Tenant and to re-instate  restore
                                   and  make  good  any  damage  caused  by such
                                   removal or  re-instatement  Provided that the
                                   Tenant's  obligations  relating to removal or
                                   re-instatement   under  this  Clause  may  be
                                   modified  or varied by the  mutual  agreement
                                   between the  Landlord and the Tenant that the
                                   Landlord  proposes  without  payment  of  any
                                   compensation to retain all or any of the said
                                   fixtures,  fittings,  additions,  partitions,
                                   floor  coverings,  erections and  alterations
                                   which   the   Tenant  is   otherwise   liable
                                   hereunder to remove but subject to this proviso, the Tenant shall re-instate restore and make good the Premises or any part thereof requiring to be re-instated restored or made good and deliver up the Premises to the Landlord in "bare shell" condition and in the event of the Tenant failing so to do the Tenant shall on demand pay to the Landlord the cost of such re-instatement restoration or making good.

IV

                            LANDLORD'S OBLIGATIONS

                            The Landlord agrees with the Tenant as follows:-

Quiet                       1.     To permit  the Tenant  (duly  paying the rent
Enjoyment                          the management fees and the cleaning  charges
                                   (if any) hereby agreed to be paid
                                   on the days and in manner herein provided for
                                   payment  of the same and rates and  observing
                                   and performing  the  agreements  stipulations
                                   terms   conditions  and  obligations   herein
                                   contained)  to  have  quiet   possession  and
                                   enjoyment of the Premises during the said term without any interruption by the Landlord or any person lawfully claiming under or through or in trust for the Landlord.

Government Rent             2.     To pay the  Government  Rent and Property Tax
                                   and outgoings of a capital or non-recurring nature attributable to or payable in respect of the Premises.

Roof and                    3.     To repair maintain and keep main drains water
Main                               pipes  main   cables  main  walls  roofs  and
Structure                          exterior   window   frames  of  the  Building
                                   (except in so far as the same are within the responsibility of the Tenant hereunder) in a proper state of repair and condition Provided that the Landlord shall not be liable for breach of this Clause (so far as it relates to the Premises) unless and until written notice of any defect or want of repair has been given to the Landlord by the Tenant and the Landlord has failed to take reasonable steps to repair or remedy the same.

                            4. To use its best endeavours to ensure the Manager of the Management Office carries out his duty under the Deed of Mutual Covenant and Management Agreement.


                            SECTION V

                            RESTRICTIONS AND PROHIBITIONS


                            The Tenant hereby agrees with the Landlord as follows:-

Installation                1. (a) Not to make or  permit  or  suffer to be made
and Alterations                    any   alterations  in  or  additions  to  the
                                   Premises   or  to   the   electrical   wiring
                                   installation,  air-conditioning  ducting  (if
                                   any),  lighting  fixtures or other Landlord's
                                   fixtures or to install any plant apparatus or
                                   machinery   therein   without   first  having
                                   obtained the written  consent of the Landlord
                                   therefor   (which   consent   shall   not  be
                                   unreasonably
                                   withheld or delayed).

                               (b) Not to  place  on any  part  of the  Premises
                                   object of any kind of the weight of which is in excess of the floor loading of the Premises.

                               (c) Not   to   erect   install   or   alter   any
                                   partitioning of any kind in the Premises or any part thereof without having obtained the Landlord's prior written approval (which approval shall not be unreasonably withheld or delayed). Any such partitioning or alteration thereof approved by the Landlord shall be constructed or made at such position and with such material and in accordance with such other requirement (if any) as shall be reasonably directed or approved by the Landlord. All reasonable fees and expenses incurred by the Landlord in obtaining the approval  of  the  Landlord's  architects  or
                                   consultants on the location of such partitioning or alteration shall be borne by the Tenant and payment therefor to the Landlord as may be imposed as a pre-requisite of the Tenant receiving such permission.

Injury to                   2.     Not to cut maim or injure or permit or suffer
Main Walls                         to be cut maimed or injured any doors windows
                                   walls beams structural members or other part of the fabric of the Premises.

Alteration                  3.     Save as provided in Section V Clause 5 hereof
to                                 not to  affix  anything  or paint or make any
Exterior                           alteration  whatsoever to the exterior of the
                                   Premises.

Noise                       4.     Not to cause or  produce  or suffer or permit
                                   to be  produced  on or in  the  Premises  any
                                   sound  or  noise  which is or are or may be a
                                   nuisance  or  annoyance  to  the  tenants  or
                                   occupiers   of   adjacent   or   neighbouring
                                   premises.

Signs                       5.     Not without the prior written approval of the
                                   Landlord   (which   approval   shall  not  be
                                   unreasonably   withheld  or  delayed  if  the
                                   Tenant shall have  complied with any relevant
                                   regulations  and rules of the  government and
                                   the direction of the
                                   manager  of  the   Building)  to  exhibit  or
                                   display on the  exterior of the  Premises any
                                   writing   sign   signboard  or  other  device
                                   whether illuminated or not which may be visible from outside the Premises nor to affix any writing signs signboard or other device in at or above any common area lobby landing or corridor of the Building provided that the Tenant may display its name and trade name in appropriate size(s) and in a reasonable manner acceptable to the manager of the Building.

Auction and                 6.     Not to  conduct  or permit to be taken  place
Sales                              any  auction  fire  bankruptcy  close  out or
                                   similar sales of things or properties of any kind on the Premises.

Illegal or                  7.     Not to use or cause  permit  or  suffer to be
Immoral Use                        used any part of the Premises for gambling or
                                   for any illegal immoral or improper purposes or in any way so as to cause nuisance annoyance inconvenience or damage or danger to the Landlord or the tenants or occupiers of adjacent or neighbouring premises.

Sleeping or                 8.     Not to use the  Premises or any part  thereof
Domestic Use                       as sleeping  quarters or as domestic premises
                                   within the meaning of any ordinance for the time being in force or to allow any person to remain on the Premises overnight unless with the Landlord's prior permission in writing.
                                   Such permission shall only be given to enable the Tenant to post watchmen to look after the contents of the Premises and the names of the watchmen shall first be registered with the Landlord prior to its giving such permission.

Obstructions                9.     Not to place or leave or  suffer or permit to
in Passages                        be placed or left by any contractor  employee
                                   invitee or licensee of the Tenant any boxes furniture articles or rubbish in the entrance or any of the staircases passages or landings of the Building used in common with other tenants or the Landlord or otherwise encumber the same.

Prevention                  10.    Not to  cause  or  permit  any  offensive  or
of odours                          unusual odours to be produced upon or emanate
                                   from the Premises.

Animals, Pets               11.    Not to keep or  permit  or  suffer to be kept
and infestation                    any animals or pets inside the  Premises  and
                                   to take all such steps and precautions to the
                                   satisfaction  of the  Landlord to prevent the
                                   Premises or any part  thereof  from  becoming
                                   infested by termites rats mice roaches or any
                                   other  pests  or  vermin  and for the  better
                                   observance  hereof the  Landlord  may require
                                   the Tenant to employ at the Tenants cost such
                                   pest   extermination   contractors   as   the
                                   Landlord may nominate and at such intervals as the Landlord may direct.

Subletting,                 12.    Not without the prior written  consent of the
Assigning                          Landlord to assign underlet or otherwise part
                                   with the  possession  of the  Premises or any
                                   part  thereof  in any way  whether  by way of
                                   sub-letting  lending  sharing or other  means
                                   whereby  any person or persons not a party to
                                   this Agreement  obtains the use or possession
                                   of  the   Premises   or  any   part   thereof
                                   irrespective  of whether  any rental or other
                                   consideration   is  given  for  such  use  or
                                   possession  and in  the  event  of  any  such
                                   transfer  sub-letting  sharing  assignment or
                                   parting with the  possession  of the Premises
                                   (whether for monetary  consideration  or not)
                                   this Agreement shall absolutely determine and
                                   the  Tenant   shall   forthwith   vacate  the
                                   Premises  on notice to that  effect  from the
                                   Landlord.  The  Tenancy  shall be personal to
                                   the  Tenant  named in the First  Schedule  to
                                   this   Agreement   and  without  in  any  way
                                   limiting the  generality of the foregoing the
                                   following   acts  and  events   shall  unless
                                   approved in writing by the Landlord be deemed to be breaches of this Clause :-

                                   (a) In the case of a tenant which is a partnership the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.

                                   (b) In the case of a tenant who is an individual (including a sole surviving partner of a partnership tenant) the death insanity or disability of that individual to the intent that no right to use possess occupy or enjoy the Premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual.

                                   (c) In the case of a tenant which is a corporation liquidation save for internal reconstruction or amalgamation.

                                   (d) The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use possess occupy or enjoy the Premises or any part thereof or does in fact use possess occupy or enjoy the same.


Breach of                   13.    Not   to   cause   suffer   or   permit   any
Government Lease                   contravention   of  the   provisions  of  the
                                   Government Lease under which the Landlord holds the Premises and to indemnify the Landlord against any such breach.

Breach of                   14.    Not to cause or  suffer  or permit to be done
Insurance Policy                   any  act  or  thing  whereby  the  policy  or
                                   policies of Insurance on the Premises against
                                   damage by fire or liability to Third  parties
                                   for the time being subsisting may become void
                                   or voidable or whereby the rate or premium or
                                   premiums  thereon  may be  increased,  and to
                                   repay to the Landlord on demand all sums paid
                                   by the Landlord by way of  increased  premium
                                   or premiums thereon and all expenses incurred
                                   by the  Landlord  in and about any renewal of
                                   such  policy  or  policies  arising  from  or
                                   rendered   necessary  by  a  breach  of  this
                                   Clause.

V

                            EXCLUSIONS

                            IT IS HEREBY FURTHER EXPRESSLY AGREED AND DECLARED that the Landlord shall not in any circumstances be liable to the Tenant or any other person whomsoever unless caused by the act, negligence or default of the Landlord, its agents or servants :-

Lift, Air-                  1.     In respect of any loss or damage to person or
conditioning,                      property sustained by the Tenant or any other
Utilities                          person  caused  by or  through  or in any way
                                   owing to any  defect in or
                                   breakdown   of  the  lifts   air-conditioning
                                   system, electric power and water supplies, or any other building service provided in the Building, or

Fire and                    2.     In respect of any loss or damage to person or
overflow                           property sustained by the Tenant or any other
of water                           person  caused  by or  through  or in any way
                                   owing to the escape of fumes smoke fire or any other substance or thing or the overflow of water from anywhere within the Building, or

Security                    3.     For  the  security  or   safekeeping  of  the
                                   Premises  or  any  contents  therein  and  in
                                   particular  but  without   prejudice  to  the
                                   generality  of the foregoing the provision by
                                   the Landlord of watchmen and caretakers shall
                                   not create any  obligation on the part of the
                                   Landlord as to the  security of the  Premises
                                   or   any    contents    therein    and    the
                                   responsibility for the safety of the Premises and the contents thereof shall at all times rest with the Tenants, nor shall the rent and other charges hereinbefore mentioned or any part thereof abate or cease to be payable on account of any of the foregoing.


VI

                            ABATEMENT OF RENT

Suspension  of              If the  Premises or the Building or any part thereof
rent in case                shall at any time during the tenancy be destroyed or
of  fire  etc.              damaged or become  inaccessible  owing to fire water
                            storm  typhoon  defective  construction  white  ants
                            earthquake  subsidence of the ground or any calamity
                            beyond the  control of the  Landlord so as to render
                            the   Premises  or  any  part   thereof   unfit  for
                            industrial  use or  inaccessible  and the  policy or
                            policies of insurance effected by the Landlord shall
                            not have been  vitiated  or  payment  of the  policy
                            moneys refused in whole or in part in consequence of
                            any act or  default  of the Tenant or if at any time
                            during the  continuance of this tenancy the Premises
                            or  the  Building  or  any  part  thereof  shall  be
                            condemned  as a dangerous  structure or a demolition
                            order or closing  order shall  become  operative  in
                            respect of the  Premises or the Building or any part
                            thereof  then the  rent  hereby  reserved  or a
                            fair proportion  thereof according to the nature and
                            extent of the damage  sustained  or order made shall
                            after the  expiration  of the then current  month be
                            suspended  until the Premises or Building or (as the
                            case may be) the relevant  part thereof  shall again
                            be rendered  accessible  and fit for  industrial  or
                            warehouse  use provided  that should the Premises or
                            the  Building  or (as the case may be) the  relevant
                            part  thereof  not  have  been   reinstated  in  the
                            meantime  either the  Landlord  or the Tenant may at
                            any time after one month from the occurrence of such
                            damage or  destruction or order give to the other of
                            them  notice in writing to  determine  this  present
                            tenancy and thereupon the same and everything herein
                            contained  shall  cease and be void as from the date
                            of the  occurrence of such  destruction or damage or
                            order  or of  the  Premises  or  the  relevant  part
                            thereof   becoming   inaccessible   or   unfit   for
                            industrial or warehouse use but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreements stipulations terms and conditions herein contained or of the Landlord in respect of the rent payable hereunder prior to the coming into effect of the suspension.


VII

                            DEFAULT

                            It is hereby expressly agreed and declared as follows :-

Default                     1.     If  the  rent  and/or  the  management   fees
                                   payable  hereunder or any part thereof  shall
                                   be in arrear for fifteen  (15) days after the
                                   same  shall  have  become  payable   (whether
                                   formally demanded or not) or if there shall be any breach or non-performance of any of the stipulations conditions or agreements herein contained and on the part of the Tenant to be observed or performed or if the Tenant shall become bankrupt or being a corporation go into liquidation (save for the purposes of amalgamation or reconstruction) or if the Tenant shall suffer execution to be levied upon the

                                   Premises or otherwise on the Tenant's goods then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter on and upon the Premises or any part thereof in the name of the whole and thereupon this Agreement shall absolutely determine but without prejudice to any right of action by the Landlord in respect of any outstanding breach or non-observance or non-performance by the Tenant of any of the terms of this Agreement. All reasonable costs and expenses incurred by the Landlord in demanding payment of the rent and other charges aforesaid (if the Landlord elects to demand) arising out of this Clause shall be paid by the Tenant and shall be recoverable from the Tenant as a debt or be deductible by the Landlord from any deposit held by the Landlord hereunder.

Acceptance                  2.     The  acceptance  of any rent by the  Landlord
of Rent                            hereunder shall not be deemed to operate as a
                                   waiver  by  the  Landlord  of  any  right  to
                                   proceed  against the Tenant in respect of any
                                   breach  non-observance or  non-performance by
                                   the   Tenant   of  any   of  the   agreements
                                   stipulations   terms  and  conditions  herein
                                   contained and on the part of the Tenant to be observed and performed.

Acts of                     3.     For the  purpose  of these  presents  any act
Employees                          default  neglect  or  omission  of any  guest
Invitees  and                      visitor  servant  contractor  employee  agent
Licensees                          invitee or  licensee  of the Tenant  shall be
                                   deemed to be the act default neglect or omission of the Tenant.

Distraint                   4.     For the  purpose of Part III of the  Landlord
                                   and Tenant (Consolidation) Ordinance (Chapter
                                   7) and of these presents, the rent payable in respect of the Premises shall be deemed to be in arrears if not paid in advance at the times and in the manner hereinbefore provided for payment thereof.

Interest etc.               5.     Notwithstanding     anything     hereinbefore
                                   contained if the Tenant shall fail to pay the
                                   rental and/or other moneys herein reserved or
                                   any part  thereof  on due  date the  Landlord
                                   shall be entitled to recover  from the Tenant
                                   as a debt the following
                                   expenses  incurred  by  the  Landlord  in the
                                   course of  recovering  the  rental in arrears
                                   and/or  other  moneys   unpaid  or  any  part
                                   thereof :-

                                   (a)  all  Solicitors'  and/or  Counsels' fees
                                        (on taxed  costs  basis)  and court fees
                                        incurred by the Landlord for the purpose
                                        of    recovering    the    rental    and
                                        air-conditioning   charges   in  arrears
                                        and/or other moneys unpaid or any part thereof from the Tenant;

                                   (b) any other reasonable fees paid to debt-collectors appointed by the Landlord for the purpose of collecting the rental and air-conditioning charges in arrears and/or other moneys unpaid or any part thereof from the Tenant;

                                   (c) interest calculated at the rate of 3% over the prime rate of The Hongkong & Shanghai Banking Corporation Limited on the rental and air-conditioning charges in arrears and/or other moneys unpaid or any part thereof from the date due for payment to the date of actual payment.


VIII

                                     DEPOSIT

Deposit                     1.     The Tenant shall on the signing hereof and at
                                   such other  times (if any) during the term of
                                   tenancy  hereby  created as are  specified in
                                   Part III of the Schedule  hereto deposit with
                                   the  Landlord  the sum or sums  specified  in
                                   Part VI of the  Schedule  to  secure  the due
                                   observance  and  performance by the Tenant of
                                   the   agreements   stipulations   terms   and
                                   conditions  herein  contained and on the part
                                   of the Tenant to be  observed  and  performed
                                   which  said  deposit  shall  be  held  by the
                                   Landlord  throughout  the  currency  of  this
                                   agreement  free of any interest to the Tenant
                                   with  the  right  for the  Landlord  (without
                                   prejudice   to  any  other  right  or  remedy
                                   hereunder) to deduct  therefrom the amount of
                                   any rent  rates  and  other  charges  payable
                                   hereunder  and  any  costs  expenses
                                   loss or damage  sustained  by the Landlord as
                                   the   result   of   any   non-observance   or
                                   non-performance  by the  Tenant of any of the
                                   said agreements,  stipulations obligations or
                                   conditions.  In the  event  of any  deduction
                                   being  made by the  Landlord  from  the  said
                                   deposit  in  accordance  herewith  during the
                                   currency of this  Agreement  the Tenant shall
                                   forthwith  on demand by the  Landlord  make a
                                   further   deposit  equal  to  the  amount  so
                                   deducted  and  failure by the Tenant so to do
                                   shall  entitle  the  Landlord   forthwith  to
                                   re-enter upon the Premises and to determine this Agreement as hereinbefore provided.

Repayment of                2.     Subject as aforesaid  the said deposit  shall
Deposit                            be  refunded  to the  Tenant by the  Landlord
                                   without  interest  within fourteen days after
                                   the  expiration  or sooner  determination  of
                                   this   Agreement   and   delivery  of  vacant
                                   possession   to  the   Landlord   and   after
                                   settlement of the last  outstanding  claim by
                                   the  Landlord  against  the  Tenant  for  any
                                   arrears of rent rates and other  charges  and
                                   for    any    breach     non-observance    or
                                   non-performance  of  any  of  the  agreements
                                   stipulations   terms  and  conditions  herein
                                   contained and on the part of the Tenant to be observed or performed whichever shall be the later.

Transfer of                 3.     If at any time during the term of the tenancy
Deposit                            hereby  created,  the Landlord  shall sell or
                                   otherwise assign the said premises to the new
                                   owner ("New Owner"),  the Landlord may at any
                                   time  enter into 3 party  agreement  with the
                                   New Owner and the Tenant, transferring to the
                                   New Owner the said  deposit  (subject  to the
                                   Landlord's  right  of  deduction  aforesaid).
                                   Upon  signing  such  3  party  agreement  the
                                   Landlord (which in this context shall exclude
                                   its   assigns)   shall  be  released  of  its
                                   liability and obligation under this Agreement to refund the said deposit or any balance thereof to the Tenant. The Tenant shall claim for the refund of the said deposit or the balance thereof from the New Owner only.

X

                            INTERPRETATION AND MISCELLANEOUS

Marginal                    1.     The  Marginal  Notes,  Headings and Index are
Notes, Headings                    intended  for  guidance  only and do not form
and Index                          part of this  Agreement  nor shall any of the
                                   provisions of this Agreement be construed or interpreted by reference thereto or in any way affected or limited thereby.

As-is Basis                 2.     The Tenant shall take over the Premises on an
                                   "as is" basis which include any ducting or vents currently installed for extraction of exhaust gases, fumes and hot air from the Premises but the Landlord gives no warranty or representation as to the adequacy thereof or as to their compliance with all relevant regulations.

No Warranty                 3.     The  Landlord  does not  represent or warrant
                                   that the  Premises  are suitable for the user
                                   specified  in the Section I hereto or the use
                                   or  purposes  for  the  intended  user by the
                                   Tenant and the Tenant shall satisfy itself or
                                   shall be deemed to have satisfied itself that
                                   they are  suitable  for the purpose for which
                                   they  are to be used  and the  Tenant  hereby
                                   agrees that it will at its own expense  apply
                                   for any  requisite  licences or permits  from
                                   all  Government  or  Public   Authorities  in
                                   respect  of  the  conduct  of  the   Tenant's
                                   business in the  Premises  and shall  execute
                                   and comply with all Ordinances,  Regulations,
                                   Orders,   Notices   or  Rules   made  by  all
                                   competent Government or Public Authorities in
                                   connection  with such  business as  aforesaid
                                   and  the   Landlord   gives  no  warranty  or
                                   representation  as  to  compliance  with  all
                                   relevant   regulations   in  respect  of  the
                                   aforesaid use AND the Tenant hereby further agrees to indemnify the Landlord in respect of any breach by the Tenant of this Clause.

Condonation                 4.     No condoning,  excusing or overlooking by the
not a waiver                       Landlord   of   any   default,    breach   or
                                   non-observance  or   non-performance  by  the
                                   Tenant at any time or times of any of the agreements stipulations terms and conditions herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or non-performance or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord, unless expressed in writing and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and shall in no way be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in future, unless expressly so provided.

Letting                     5.     During the three  months  immediately  before
Notices and                        the expiration or sooner determination of the
Entry                              term of this  Agreement the Landlord shall be
                                   at liberty to affix and maintain without interference upon any external part of the Premises a notice stating that the Premises are to be let and such other information in connection therewith as the Landlord shall reasonably require during the aforementioned period of 3 months provided that such notice will not block any window of the Premises or part thereof.

Service of                  6.     Any  notice  required  to be  served  on  the
Notice                             Tenant  shall  be   sufficiently   served  if
                                   delivered to or despatched by registered post or left at the registered office of the Tenant. A notice sent by registered post shall be deemed to be given at the time and date of posting.

Gender &                    7.     In this  Agreement if the context  permits or
Plural                             requires words  importing the singular number
                                   shall  include  the  plural  number  and vice
                                   versa  and  words   importing  the  masculine
                                   feminine or neuter gender, shall include the other of them.

Stamp Duty                  8.     The Stamp Duty and  registration fee (if any)
and Costs                          on this Agreement and its  counterpart  shall
                                   be borne by the Landlord and the Tenant in equal shares. Each party shall pay its own costs and disbursements for the preparation, approval and completion of this Agreement.

Rent-free                   9.     The Tenant  will be  entitled  to a rent-free
Period                             period  commencing on the 13th day of January
                                   1999 and  expiring on the 12th day of January
                                   2000 but the Tenant shall remain  responsible
                                   to pay the rates, management fees and utility
                                   charges   for  the   Premises   during   such
                                   rent-free period.


XI

                            OPTION TO RENEW

Notice to Renew             1.     If the Tenant wishes to take a tenancy of the
                                   Premises  for a further  term of 3 years from
                                   the expiration of the Term at the rent and on
                                   the   terms   and   conditions    hereinafter
                                   mentioned and shall not less than 6 months before the expiration of the Term give to the Landlord notice in writing of such its desire and if it shall have paid the rent hereby reserved and shall have reasonably performed and observed all the terms and conditions herein contained and on its part to be performed and observed up to the expiration of the Term then the Landlord will let the Premises to the Tenant for a further term of 3 years from the 13th January 2002 at the then current market rent such rent to be determined in manner hereinafter provided and subject in all other respects to the same stipulations as are herein contained except this clause for renewal and any rent-free period allowed to the Tenant.

New Rent                    2.     The rent  payable for the said  further  term
                                   (the "new rent") shall be notified by the Landlord to the Tenant and shall be agreed between the parties hereto not less than two months immediately prior to the expiration of the Term Provided that in the event of a failure by the parties hereto to agree on the new rent the same shall be determined by an independent professional valuer or firm of professional valuers (the "valuer") to be appointed jointly by the parties hereto in writing or in the absence of agreement on the identity of the valuer not less than one month prior to the expiration of the Term the valuer shall be appointed (on the application of either party) by the President for the time being of the Hong

                                   Kong Institute of Surveyors. The valuer shall act as an expert and not as an arbitrator and the valuer's decision shall be conclusive and binding on the parties hereto.

Market Rent                 3.     In  determining  the current  market rent for
                                   the Premises the valuer shall:

                                   (a)  make the following assumptions:

                                        (i)  that no work has been  carried  out
                                             on the  Premises  by the Tenant its
                                             subtenants or their predecessors in
                                             title  during  the Term  which  has
                                             diminished  the rental value of the
                                             Premises

                                       (ii)  that the  agreements  contained  in
                                             this  Agreement  on the part of the
                                             Tenant  have been  fully  performed
                                             and observed

                                      (iii)  that the Premises are  available to
                                             let  by  a  willing  landlord  to a
                                             willing  tenant  by  one  Agreement
                                             without  a  premium  being  paid by
                                             either   party   and  with   vacant
                                             possession

                                       (iv)  that the Premises are ready for and
                                             fitted   out   and   equipped   for
                                             immediate  occupation  and  use for
                                             the purpose or purposes required by
                                             the willing  tenant  referred to in
                                             paragraph  (iii)  and  that all the
                                             services    required    for    such
                                             occupation and use are connected to
                                             the Premises

                                        (v)  that the  Agreement  referred to in
                                             paragraph  (iii)  contains the same
                                             terms as this Agreement  except the
                                             amount  of the  rent  and any  rent
                                             free  period  allowed to the Tenant
                                             for  fitting out the  Premises  for
                                             its   occupation  and  use  at  the
                                             commencement of the Term

                                   (b)  and  shall   disregard   the   following
                                        matters:

                                        (i)  any effect on rent of the fact that
                                             the Tenant or its  predecessors  in
                                             title  have been in  occupation  of
                                             the Premises

                                       (ii)  any  goodwill  attributable  to the
                                             Tenant's business

                                      (iii)  any increase in rental value of the
                                             Premises    attributable   to   the
                                             existence at the  expiration of the
                                             Term  of  any  improvement  to  the
                                             Premises  carried out by the Tenant
                                             with   consent    where    required
                                             otherwise  than in  pursuance of an
                                             obligation  to the  Landlord or its
                                             predecessors in title

Before                      4.     Until the new rent shall have been determined
determination                      in accordance with Clause 2 above, the Tenant
of new rent                        shall pay to the  Landlord  on account of the
                                   new rent the existing monthly rent for the Premises and within twenty-one days of such determination the Tenant shall pay to the Landlord any shortfall between the new rent and the payments made by the Tenant on account.

Costs                       5.     The cost and  expenses of the valuer shall be
                                   borne by the parties hereto in equal shares.




                         THE SCHEDULE ABOVE REFERRED TO


                                     PART I

LANDLORD:     Splendour Chief  Development  Limited whose  registered  office is situate at Workshop 1 on 1st Floor, Tak King Industrial  Building,
              No.27, Lee Chung Street, Chaiwan, Hong Kong.

TENANT: Workable Company Limited whose registered office is situate at Workshop 1 on 1st Floor, Tak King Industrial Building, No.27, Lee Chung Street, Chaiwan, Hong Kong.



                                     PART II

PREMISES:     All Those  Workshops 1 & 2 on 17th Floor,  Workshops 1 & 2 on 14th
              Floor, Workshop 1 on 2nd Floor & The Flat Roof Thereof and Private
              Car  Park No.  18 on  Upper  Ground  Floor,  Tak  King  Industrial
              Building ("the Building"),  No.27, Lee Chung Street, Chaiwan, Hong
              Kong.



                                    PART III

TERM: Three years commencing on 13th January 1999 and expiring on 12th January 2002.



                                     PART IV

                               PARTICULARS OF RENT

The rent for the Term shall be HONG KONG DOLLARS ONE HUNDRED SIXTY SEVEN THOUSAND (HK$167,000.00) per calendar month payable in advance on the first day of each calendar month and exclusive of rates and management fee.



                                     PART V

MANAGEMENT FEE:      HONG KONG DOLLARS  FIFTEEN  THOUSAND FIVE HUNDRED AND SIXTY
                     FOUR (HK$15,564.00) per calendar month payable monthly in advance on the 1st day of each calendar month and subject to revision by the Landlord or the Manager of the Building from time to time.




                                     PART VI

DEPOSIT :            HONG  KONG   DOLLARS   FIVE   HUNDRED   AND  ONE   THOUSAND
                     (HK$501,000.00).

     AS WITNESS the hands of the parties hereto the day and year first above written.



SIGNED  by                        )
                                  )
for and on behalf of the          )
Landlord in the presence          )
of :-                             )









SIGNED  by                        )
                                  )
for and on behalf of the          )
Tenant in the presence            )
of :-                             )








        RECEIVED  on or before the day    )
and year first above written of and       )
from the Tenant the above mentioned       )
deposit of  HONG KONG DOLLARS FIVE        )
HUNDRED AND ONE THOUSAND ONLY             )HK$501,000.00
                                          )=============